                                                                   EXHIBIT 10.71

                    INFORMATION MANAGEMENT ASSOCIATES, INC.

                                AMENDMENT NO. 4
                                       TO
                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

          This Agreement is made as of April 29, 1997 by and between Information Management Associates, Inc., a Connecticut corporation (the "Company") and Wand/IMA Investments, L.P., a Delaware limited partnership ("Wand/IMA").

          WHEREAS, Wand/IMA is currently the holder of a Warrant
(No. W-4) entitling Wand/IMA to purchase 148,120 shares of Common Stock at $.90 per share (subject to adjustment upon the occurrence of certain events) (the "New Warrant");

          WHEREAS, the New Warrant was previously amended as of June 1, 1994, November 16, 1994 and September 20, 1996;

          WHEREAS, the Company and Wand/IMA desire to further amend the terms of the New Warrant;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follow and the New Warrant (No. W-4) is hereby amended as hereinafter set forth.

SECTION 1.  AMENDMENT TO WARRANT

          The terms and conditions of the New Warrant (No. W-4) are hereby amended as follows:

          Section 16(a) is hereby deleted in its entirety and the following is substituted therefor:

          "(a)  Repurchase Option.  Any holder or holders of Warrants holding
                -----------------
at least a majority of the total outstanding Warrants (measured by the number of shares of Common Stock into which such Warrants are exercisable) may require the Company to repurchase (the "Repurchase Option") all or any part of the Warrants if on or before November 1, 1998, there has not been an Initial Public Offering."

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to Wand/IMA as follows:

     Authority and Validity.  The execution, delivery and performance of this
     ----------------------
Amendment to the New Warrant and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Amendment to the New Warrant has been duly and validly executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be affected or limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by applicable principles of equitable remedies. Neither the execution, delivery and performance of this Amendment to the New Warrant, nor the consummation of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of any material provisions of its Charter or By-Laws; (ii) violate or conflict with the terms of any material agreement to which the Company is a party or by which it is bound; or (iii) violate any law, statute, rule or regulation or judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Company.

SECTION 3.  EFFECT OF AMENDMENT

          Except as amended hereby, all provisions of the New Warrant shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 as of the date and year first above written.


                                              INFORMATION MANAGEMENT ASSOCIATES,
                                                  INC.


                                                  By:  /s/ Gary R. Martino
                                                       -------------------------
                                                       Name: Gary R. Martino
                                                       Title: Chairman & Chief
                                                              Financial Officer


                                              Wand/IMA INVESTMENTS, L.P. by
                                              Wand Partners, Inc.,
                                                  its General Partner


                                                  By:  /s/ David J. Callard
                                                       -------------------------
                                                       Name:  David J. Callard
                                                       Title: President

                                       2